                                                                    EXHIBIT 32.1

                                  AMSURG CORP.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmSurg Corp. (the "Company") on Form 10-Q for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Ken P. McDonald
                                                  ------------------------------
                                                  Ken P. McDonald
                                                  President and Chief Executive
                                                  Officer of the Company

                                                  November 8, 2004

                                                  /s/ Claire M. Gulmi
                                                  ------------------------------
                                                  Claire M. Gulmi
                                                  Senior Vice President,
                                                  Chief Financial
                                                  Officer and Secretary
                                                  of the Company

                                                  November 8, 2004